Exhibit 10.6

FIRST AMENDMENT TO

SIXTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SIXTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), entered into as of March 29, 2019 and to be effective as of February 26, 2019 (the “Effective Date”), by and among QUALITYTECH, LP, a Delaware limited partnership (“Borrower”), QTS REALTY TRUST, INC., a Maryland corporation (“REIT”) and THE ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF AS GUARANTORS (“Subsidiary Guarantors”; together with REIT, are collectively hereinafter referred to as the “Guarantors”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Agent (the “Agent” for the Lenders).

W I T N E S S E T H:

WHEREAS, Borrower, Agent, and each of the Lenders initially a signatory thereto entered into that certain Sixth Amended and Restated Credit Agreement dated as of November 30, 2018 (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, REIT entered into that certain Fourth Amended and Restated Unconditional Guaranty of Payment and Performance dated as of November 30, 2018, for the benefit of Agent and the Lenders (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Springing Guaranty”);

WHEREAS, Subsidiary Guarantors are parties to that certain Sixth Amended and Restated Unconditional Guaranty of Payment and Performance dated as of November 30, 2018, for the benefit of Agent and the Lenders (as the same may be varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Subsidiary Guaranty”);

WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders make certain modifications to the Credit Agreement;

WHEREAS, Borrower and Guarantors have requested that the Agent and the Lenders agree to certain waivers with respect to the Springing Guaranty; and

WHEREAS, the Agent and the Lenders have consented to such modifications and waivers, subject to the execution and delivery of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1.         Definitions.  All terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2.         Modifications of the Credit Agreement.  The Borrower, Agent and the Lenders do hereby modify and amend the Credit Agreement as follows:

(a)        By modifying the definition of “Derivatives Contract” in §1.1 of the Credit Agreement by inserting the following text after the words “master agreement” in the ninth line thereof:

“; provided that the term “Derivatives Contract” shall not include any contract to hedge the purchase of electricity in the ordinary course of business”

(b)        By amending and restating subpart (f) of the definition of “Indebtedness” in §1.1 of the Credit Agreement in its entirety as follows:

“all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment or confirmation or forward equity sale agreement, in each case evidenced by a binding agreement (excluding (i) any such obligation to the extent the terms thereof provide that the obligation can be satisfied by the issuance of Equity Interests and (ii) any purchases of Real Estate, inventory or equipment in the ordinary course of business of such Person)”

(c)        By modifying subpart (g) of the definition of “Indebtedness” in §1.1 of the Credit Agreement by inserting the following text after the word “thereof” in the nineteenth line thereof:

“(excluding any such obligation which is a forward equity commitment or confirmation or forward equity sale agreement to the extent the terms thereof provide that the obligation can be satisfied by the issuance of Equity Interests)”

(d)        By amending and restating §8.12 of the Credit Agreement in its entirety as follows:

“Neither the Borrower, the Guarantors nor any of their Subsidiaries shall contract, create, incur, assume or suffer to exist any Derivatives Contracts except for (i) Hedge Obligations and interest rate swap, collar, cap or similar agreements providing interest rate protection and currency swaps and currency options (including any Hedge Obligations) made in the ordinary course of business and (ii) forward equity commitments or confirmations and forward equity sale agreements (in each case regardless of whether they provide for settlement election by the seller) with customary terms (including, without limitation, being subject to the terms of a master agreement published by the International Swaps and Derivatives Association, Inc.); provided, that,  to the extent such Derviative Contracts constitute Indebtedness, such Indebtedness is permitted pursuant to §8.1.”

(e)        By modifying subsection (g) of §12.1 of the Credit Agreement by inserting the text “included in Indebtedness” after the words “any Derivatives Contract” in each instance where such words appear in such subsection.

3.         Waiver of Springing Recourse Event.  Borrower has advised Agent and the Lenders that REIT has entered into a forward equity sale agreement, dated February 26, 2019, with Jefferies LLC, as forward purchaser, pursuant to which the REIT has agreed to issue an aggregate of 3,762,500 shares of its Class A Common Stock, par value $0.01 per share, to Jefferies LLC for a price per share of $39.84, subject to certain adjustments, which obligation is expected to be settled in full by March 1, 2020 (the “Forward Equity Transaction”). Notwithstanding anything to the contrary contained in Section 1 of the Springing Guaranty, to the extent that a Springing Recourse Event has occurred solely as a result of the Forward Equity Transaction, the Agent and Lenders hereby waive such occurrence and agree that a Springing Recourse Event shall be deemed to not have occurred. The execution and delivery of this Amendment by the Agent and the Lenders does not operate as a waiver of any other events that may result or may have resulted in a Springing Recourse Event, nor does it operate as a waiver of any of the other rights, powers or privileges of Agent and the Lenders under the Loan Documents. Further, notwithstanding the foregoing, REIT acknowledges and agrees that the Obligations guaranteed under the Springing Guaranty shall automatically become fully effective upon any event other than the Forward Equity Transaction that is a Springing Recourse Event and no other documentation shall be required to evidence same. In consideration for the waiver of Agent and the Lenders in this Section 3 of the Amendment, (a) REIT represents and warrants that except as expressly set forth in this Amendment, the Springing Guaranty remains unmodified and in full force and effect, and (b) REIT hereby ratifies, confirms and reaffirms the terms of the Springing Guaranty.

4.         References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement as modified and amended herein.

5.         Consent of Guarantors.  By execution of this Amendment, Guarantors hereby expressly consent to the modifications and amendments relating to the Credit Agreement and the Loan Documents as set forth herein, and Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents (including without limitation the Springing Guaranty and Subsidiary Guaranty) remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, respectively, enforceable against such Persons in accordance with their respective terms, and that the Springing Guaranty and Subsidiary Guaranty extends to and applies to the foregoing documents as modified and amended.

6.         Representations.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a)        Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of such Persons, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of such Persons is subject or any judgment, order, writ, injunction, license or permit applicable to such Persons, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of such Persons or any of its properties or to which any of such Persons is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Persons, other than the liens and encumbrances created by the Loan Documents.

(b)        Enforceability.  The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c)        Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of or approval of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

(d)        Reaffirmation.  Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower, the Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

7.         No Default.  By execution hereof, the Borrower and Guarantors certify that the Borrower and Guarantors are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

8.         Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that Borrower and Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loans or with respect to any acts or omissions of Agent or any of the Lenders, or any past or present officers, agents or employees of Agent or any of the Lenders, and each of Borrower and Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

9.         Ratification.  Except as hereinabove set forth or in any other document previously executed or executed in connection herewith, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein.  Nothing in this Amendment shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents (including without limitation the Springing Guaranty and the Subsidiary Guaranty).

10.       Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

11.       Miscellaneous.  This Amendment shall be construed and enforced in accordance with the laws of the State of Georgia (excluding the laws applicable to conflicts or choice of law).  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Documents.

12.       Effective Date.  Upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and the Lenders, this Amendment shall be deemed effective and in full force and effect as of the Effective Date immediately prior to REIT entering into the Forward Equity Transaction.

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IN WITNESS WHEREOF, the parties hereto have set their hands and affixed their seals as of the day and year first above written.

BORROWER:

QUALITYTECH, LP, a Delaware limited partnership

By: QTS Realty Trust, Inc., a Maryland corporation, its general partner

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Secretary and General Counsel

(SEAL)

GUARANTORS:

QTS REALTY TRUST, INC., a Maryland corporation

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Secretary and General Counsel

(SEAL)

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QUALITY INVESTMENT PROPERTIES METRO, LLC
QUALITY INVESTMENT PROPERTIES, SUWANEE, LLC
QUALITY TECHNOLOGY SERVICES METRO II, LLC
QUALITY TECHNOLOGY SERVICES, SUWANEE II, LLC
QUALITY INVESTMENT PROPERTIES SACRAMENTO, LLC
QUALITY TECHNOLOGY SERVICES SACRAMENTO II, LLC
QUALITY INVESTMENT PROPERTIES MIAMI, LLC
QUALITY TECHNOLOGY SERVICES MIAMI II, LLC
QUALITY INVESTMENT PROPERTIES SANTA CLARA, LLC
QUALITY TECHNOLOGY SERVICES SANTA CLARA II, LLC
QUALITY INVESTMENT PROPERTIES IRVING, LLC
QUALITY TECHNOLOGY SERVICES IRVING II, LLC
QUALITY TECHNOLOGY SERVICES JERSEY CITY, LLC
QUALITY TECHNOLOGY SERVICES, N.J., LLC
QUALITY TECHNOLOGY SERVICES, N.J. II, LLC
QTS INVESTMENT PROPERTIES PRINCETON, LLC
QUALITY TECHNOLOGY SERVICES PRINCETON II, LLC
QTS INVESTMENT PROPERTIES CHICAGO, LLC
QUALITY TECHNOLOGY SERVICES CHICAGO II, LLC
QUALITY INVESTMENT PROPERTIES GATEWAY, LLC
QUALITY TECHNOLOGY SERVICES LENEXA, LLC
QUALITY INVESTMENT PROPERTIES LENEXA, LLC
QUALITY TECHNOLOGY SERVICES LENEXA II, LLC, each a Delaware limited liability company
By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Secretary and General Counsel

(SEAL)

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QUALITY INVESTMENT PROPERTIES RICHMOND, LLC
QUALITY TECHNOLOGY SERVICES RICHMOND II, LLC
QTS CRITICAL FACILITIES MANAGEMENT, LLC
QUALITY TECHNOLOGY SERVICES, LLC
QUALITY TECHNOLOGY SERVICES, NORTHEAST, LLC
QUALITY INVESTMENT PROPERTIES IRVING II, LLC
QUALITY TECHNOLOGY SERVICES HOLDING, LLC
QTS INVESTMENT PROPERTIES CARPATHIA, LLC
WHALE VENTURES LLC
QTS INVESTMENT PROPERTIES PISCATAWAY, LLC
QUALITY TECHNOLOGY SERVICES PISCATAWAY II, LLC
SERVERVAULT LLC CARPATHIA HOSTING, LLC CARPATHIA ACQUISITION, LLC
QTS INVESTMENT PROPERTIES FORT WORTH, LLC
QUALITY TECHNOLOGY SERVICES FORT WORTH II, LLC
QTS INVESTMENT PROPERTIES HILLSBORO, LLC
BRODERICK ACQUISITION CO., LLC
QTS INVESTMENT PROPERTIES ASHBURN II, LLC
QTS INVESTMENT PROPERTIES PHOENIX, LLC
NATIONAL ACQUISITION COMPANY, LLC
ASHBURN ACQUISITION CO., LLC
QUALITY TECHNOLOGY SERVICES ASHBURN II, LLC
QUALITY TECHNOLOGY SERVICES PHOENIX II, LLC
2470 SATELLITE BOULEVARD, LLC
WEST MIDTOWN ACQUISITION COMPANY, LLC,
each a Delaware limited liability company

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Secretary and General Counsel

(SEAL)

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QAE ACQUISITION COMPANY, LLC, a Georgia limited liability company

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Secretary and General Counsel

(SEAL)

QTS FINANCE CORPORATION, a Delaware corporation

By:	/s/ Shirley E. Goza
Name:	Shirley E. Goza
Title:	Secretary and General Counsel

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

AGENT AND LENDERS:

KEYBANK NATIONAL ASSOCIATION,
individually and as Agent

By:	/s/ Timothy Sylvain
Name:	Timothy Sylvain
Title:	Senior Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

BANK OF AMERICA, N.A., as Co-Syndication Agent

By:	/s/ Gary J. Katunas
Name:	Gary J. Katunas
Title:	Senior Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

REGIONS BANK, as Co-Syndication Agent

By:	/s/ Christopher D. Daniels
Name:	Christopher D. Daniels
Title:	Senior Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Co-Syndication Agent

By:	/s/ Maria Macchiaroli
Name:	Maria Macchiaroli
Title:	Authorized Signatory

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

CITIZENS BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent

By:	/s/ Michelle Dawson
Name:	Michelle Dawson
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

PNC BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent

By:	/s/ Brandon K. Fiddler
Name:	Brandon K. Fiddler
Title:	Senior Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

SUNTRUST BANK, as Co-Documentation Agent

By:	/s/ Trudy Wilson
Name:	Trudy Wilson
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

MIZUHO BANK, LTD.

By:	/s/ Donna DeMagistris
Name:	Donna DeMagistris
Title:	Authorized Signatory

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

BMO HARRIS BANK, N.A.

By:	/s/ Aaron Lanski
Name:	Aaron Lanski
Title:	Managing Director

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Barbara Heubner
Name:	Barbara Heubner
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K Chu
Name:	Ming K Chu
Title:	Director

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

JPMORGAN CHASE BANK, N.A.

By:	/s/ Mohammad S. Hasan
Name:	Mohammad S. Hasan
Title:	Executive Director

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

SANTANDER BANK, N.A.

By:	/s/ Constance Loosemore
Name:	Constance Loosemore
Title:	Senior Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

COBANK, ACB

By:	/s/ Parrish Fruge
Name:	Parrish Fruge
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

GOLDMAN SACHS BANK USA

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

STIFEL BANK & TRUST

By:	/s/ Suzanne Agin
Name:	Suzanne Agin
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

SYNOVUS BANK

By:	/s/ W Spencer Ragland
Name:	W Spencer Ragland
Title:	Senior Director, Corporate Banking

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

MORGAN STANLEY BANK, N.A.

By:	/s/ Cindy Tse
Name:	Cindy Tse
Title:	Authorized Signatory

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Cindy Tse
Name:	Cindy Tse
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

BANK OF BLUE VALLEY

By:	/s/ Bruce V. McCune
Name:	Bruce V. McCune
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

CROSSFIRST BANK

By:	/s/ Greg Sims
Name:	Greg Sims
Title:	Managing Director

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

JEFFERIES GROUP LLC

By:	/s/ Mark Sahler
Name:	Mark Sahler
Title:	Managing Director

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019

UMB BANK, N.A.

By:	/s/ Jess M. Adams
Name:	Jess M. Adams
Title:	Vice President

(SEAL)

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Signature Page to First Amendment to Sixth Amended and Restated Credit Agreement – KeyBank/QTS 3/2019